UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2011
Constant Contact, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1601 Trapelo Road
Waltham, Massachusetts	02451

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On June 22, 2011, Constant Contact, Inc. (the “Company”) entered into its standard indemnification agreement with Rick W. Jensen, the Company’s Senior Vice President, Chief Sales and Marketing Officer. The Company’s standard indemnification agreement, which it enters into with all of its directors and officers and certain other employees, provides that the Company will indemnify the individual to the fullest extent permitted by law for claims arising in his or her capacity as a director, officer, employee or agent of the Company, provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the Company’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. In the event that the Company does not assume the defense of a claim against a director or officer or other employee, the Company is required to advance his or her expenses in connection with his or her defense, provided that he or she undertakes to repay all amounts advanced if it is ultimately determined that he or she is not entitled to be indemnified by the Company.
The foregoing summary of the Company’s standard indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
From May 6, 2011 to May 12, 2011, while it was permissible under the applicable securities laws for officers and directors of the Company to purchase and sell securities of the Company, the following officers entered into binding trading plans (the “10b5-1 Plans”):

		Maximum number
		of shares of
		common stock that	Time period during
		may be sold under	which sales may occur
Name	Title	10b5-1 Plans	under 10b5-1 Plans
Ellen M. Brezniak	Senior Vice President, Product Strategy	20,000	08/08/2011 - 07/31/2012
Thomas C. Howd	Senior Vice President, Customer Operations	120,000	08/16/2011 - 08/16/2012
Pursuant to the 10b5-1 Plans, certain shares of the Company’s common stock held by such individuals will be sold on a periodic basis without further direction from the individual in accordance with the terms and conditions set forth in the applicable 10b5-1 Plan, which in all cases include minimum sale price thresholds. Under the Company’s insider trading policy, trades will not occur under the 10b5-1 Plans until at least 90 days after the execution date of the applicable 10b5-1 Plan. Each of the 10b5-1 Plans is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: June 22, 2011	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Director and Officer Indemnification Agreement (Incorporated by reference to the Company’s Registration Statement on Form S-1, as amended (Registration Number 333-144381), filed with the Securities and Exchange Commission)